Exhibit 99.2

                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Edward Lieberman, Chief Financial Officer of Phoenix Color Corp. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of the Registrant ("the Report"):

      (1) The Report fully complies with the requirements of Section 15(d) of the Securities and Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Edward Lieberman
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Edward Lieberman
November 13, 2002